# 31st Annual J.P. Morgan Healthcare Conference

geron



John Scarlett, M.D.
President & CEO

January 10, 2013

# forward-looking statements

Except for the historical information contained herein, this presentation contains forward-looking statements made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that without limitation, the following statements in this presentation regarding Geron's plans or expectations for or of: (a) timelines for clinical trial data reporting in 2013 from any investigator sponsored clinical trials and timelines for clinical trial initiation; (b) prospects for the clinical success of any of the product candidates, developing an assay for measuring telomere length and developing new product candidates through the research and discovery program; (c) having a broad and expanding intellectual property portfolio and U.S. patent protection through 2026 for imetelstat; (d) having a cash burn for 2013 of $33 million, including $6 million non-recurring costs; and (e) having sufficient resources to pursue independent development of imetelstat for hematologic indications, constitute forward-looking statements. These statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties, include without limitation, regarding: (a) dates to obtain clinical trial data and initiate clinical trials – safety issues, dependence on clinical trial investigators and collaborators for data, delays caused by institutional review boards or regulatory agencies, shortage of supply, and delays in enrollment; (b) clinical success of the product candidates, developing an assay for measuring telomere length and developing new product candidates through the research and discovery program – those risks and uncertainties inherent in the development of potential therapeutic products such as successful clinical trial results, technical and scientific challenges, limitations on freedom to operate arising from intellectual property of others, and challenges or enforcement of Geron's intellectual property rights; (c) having a broad and expanding intellectual property portfolio and U.S. patent protection through 2026 for imetelstat – limitations on freedom to operate arising from intellectual property of others, challenges to or enforcement of Geron's intellectual property rights, and third-party patents; (d) having a cash burn for 2013 of $33 million, including $6 million non-recurring costs – unanticipated expenses, such as those related to clinical trials, manufacturing, litigation and challenges to or enforcement of Geron's intellectual property rights; and (e) having sufficient resources to pursue independent development of imetelstat for hematologic indications – unanticipated expenses, such as those related to clinical trials, manufacturing, litigation and challenges to or enforcement of Geron's intellectual property rights and freedom to operate. More detailed additional information and factors that could cause actual results to differ materially from those in the forward-looking statements are contained in Geron's periodic reports filed with the Securities and Exchange Commission under the heading "Risk Factors," including the quarterly report on Form 10-Q for the quarter ended September 30, 2012. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made, and the facts and assumptions underlying the forward-looking statements may change. Except as required by law, Geron disclaims any obligation to update these forward-looking statements to reflect future information, events or circumstances.

# geron today

- **Telomerase is an established oncology target**
  - enables unlimited proliferation of cancer cells leading to tumor growth
  - inhibiting telomerase limits the proliferation of malignant cells, particularly malignant progenitor cells that drive the disease
- **Imetelstat: a novel, first-in-class telomerase inhibitor**
  - generated from core expertise in telomerase biology
  - product of proprietary oligonucleotide chemistry platform
- **Compelling activity from Phase 2 trial in essential thrombocythemia (ET)**
  - 100% hematologic response rate (92.9% CR); 86% molecular response rate (PR)
  - potential broad utility in myeloproliferative neoplasms
  - myelofibrosis study ongoing at Mayo Clinic
- **Encouraging data from randomized Phase 2 trial in non-small cell lung cancer (NSCLC) in pre-specified sub-group analysis of patients by tumor telomere length**
  - HR=0.32 (p=0.042) in sub-group of patients whose tumors have short telomeres
  - tumors with short telomeres may be more responsive to telomerase inhibition
- **Sufficient financial resources to independently develop imetelstat**
  - >$90 million in cash and investments at December 31, 2012
  - projected 2013 burn: $33 million (includes $6 million non-recurring costs)

# the science:
## telomere length regulates cell proliferative capacity


chromosome
telomere


progenitor cell
mature cells
dead cell
cell divisions
senescence /apoptosis
critically short telomere
telomere shortening

### telomeres:

- protective caps to maintain stability and integrity of the chromosomes

### in most normal cells:

- telomeres shorten with each cell division
- when telomeres reach a critically short length, chromosome ends are exposed to DNA damage mechanisms
- critically short telomeres lead to senescence/cell death

Adapted from Yu et al, *Nature* 1990

# the enzyme telomerase
## is naturally occurring and maintains telomere length


RNA Template
Telomerase
AUCCCAAUCUGUU
TTAGGGTTAG
Active Site
G
G
T
T
A
G
Telomere of Chromosome

telomere binds to RNA template of telomerase
nucleotides replaced at telomere ends

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# in normal progenitor cells telomerase is transiently upregulated

enables controlled, self-limited proliferation in tissues with high turnover e.g., blood, gut



normal progenitor cells
mature cells
cell death
cells highly proliferative
cells less proliferative
cells senescent or apoptotic
telomerase upregulated
telomerase downregulated
critically short telomeres
telomere length maintained
telomere length shortened

telomerase:

- **upregulated in normal progenitor cells**
  - enables proliferation to replace cells lost through natural cell aging processes
  - long telomeres are maintained
- **downregulated in maturing cells**
  - telomeres shorten with cell division
  - prevents uncontrolled proliferation

# malignant cells are characterized by sustained upregulation of telomerase

enables continued proliferation and tumor growth/progression


hyper-
proliferative
cell
malignant
progenitor cell
tumor
bulk
tumor
cells
cells proliferative
telomerase
downregulated
telomerase
upregulated
telomerase
sustained
telomere length
shortened
telomere length
maintained

## hyperproliferative cells:

- acquired molecular abnormalities may confer proliferative advantage
- telomeres shorten with cell division because, as in most normal cells, telomerase has been downregulated

## malignant progenitor cells:

- driver of tumor growth and progression
- telomerase is upregulated and short telomeres are maintained
- uncontrolled proliferation of malignant cells is enabled

# inhibiting telomerase
## is an attractive approach to treating cancer

limits proliferative capacity of malignant cells, particularly progenitor cells


tumor
tumor
dead cells
cells proliferative
cells apoptotic
telomerase sustained
telomerase inhibited
telomere length maintained
telomere length becomes shortened

### when telomerase is inhibited:

- telomeres shorten with cell division and uncontrolled malignant cell proliferation and tumor growth is arrested

### telomere length:

- varies with tumor type and among individual patients within tumor types
  - tumors with short telomeres (e.g., myeloproliferative neoplasms) may be more responsive to telomerase inhibition

# imetelstat a novel first-in-class telomerase inhibitor currently in phase 2



RNA Template
Telomerase
AUCCCAAUCUGUU
TAGGGTTAGACAA
TTAGGG
Imetelstat

**imetelstat binds to RNA template;**
**prevents maintenance of telomere length**

## proprietary advanced oligonucleotide chemistry

- 13-mer oligo sequence complementary to the telomerase RNA template
- thio-phosphoramidate backbone to prevent nuclease degradation and to enhance binding to RNA template
- lipidated to enhance cellular penetration
- potent: IC50 = 0.5-10 nM (cell-free)
- long half-life in bone marrow, spleen, liver and tumor (estimated human t½ = 41 hr)

# strong rationale for utility of imetelstat in hematologic malignancies

## Hematologic malignancies

- Clonal diseases in the bone marrow that generate large numbers of dysfunctional cells (malignant clone)
- Driven by malignant progenitor cells with upregulated telomerase
- Observed to have short telomeres

## Imetelstat

- Distributes well to bone marrow
- Selectively inhibits malignant progenitors ex vivo that are highly dependent on upregulated telomerase[1]
- Potential to address the underlying disease

[1]Dose-dependent inhibition of megakaryocyte colony formation (CFU-Mega) from the blood of patients with essential thrombocythemia (ET)


Colonies as % of baseline
120
100
80
60
40
20
0
0
0.1
1.0
10
Imetelstat concentrations (μM)
normal
ET patients

- proliferation of malignant progenitors from ET patients inhibited
- proliferation of normal progenitors from healthy subjects not inhibited

[1]Presented at the 2011 ASH Annual Meeting: Abstract #3843 (Gabriela Baerlocher)

# hematologic malignancies
## arise from malignant progenitors in the bone marrow


malignant
myeloid
progenitor
malignant
clone
megakaryocyte
overproduction
platelets
(abnormal)
essential thrombocythemia (ET)
erythroid
precursor
overproduction
red blood cells
(abnormal)
polycythemia vera (PV)
multiple
myeloid
precursors
cytokines
stimulate
collagen and
reticulin fibers
(fibrosis)
myelofibrosis (MF)
myeloproliferative
neoplasms (MPNs)
blasts
(immature cells)
acute myelogenous leukemia (AML)

# essential thrombocythemia

## proof-of concept for imetelstat in a heme malignancy



overproduction
megakaryocyte
platelets (abnormal)
malignant myeloid progenitor
overproduction
erythroid precursor
red blood cells (abnormal)
malignant clone
cytokines stimulate
multiple myeloid precursors
collagen and reticulin fibers (fibrosis)
blasts (immature cells)

**Goal:**

- To demonstrate activity against malignant progenitors driving ET (evidence of disease-modifying activity) in patients
  - existing approved drugs reduce platelet counts and address symptoms but not underlying disease
- Positive results would suggest potential for broader utility in other hematologic myeloid malignancies

**Leveraging:**

- High levels of telomerase in malignant megakaryocytes
- Imetelstat distribution to the bone marrow
- Molecular mutations acquired in malignant progenitor cells are transmitted through progeny (malignant clone) and can be used as molecular markers of disease, e.g. JAK2 V617F

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# imetelstat in essential thrombocythemia
# phase 2 study design

Patients Refractory to or Intolerant of Prior Therapies

n = 14 (total)
n = 7 (JAK2 V617F)

→

Imetelstat Induction

(weekly iv dosing until CR*)

→

Imetelstat Maintenance

(as needed to maintain CR*)

→

*1 ° Efficacy*:
Hematologic Response Rate
(Reduction in Platelets)
*and*
Molecular Response Rate
(Reduction in JAK2 or MPL Mutation Allelic Burden)



* CR = complete response

Principal Investigators:
David Snyder, MD – City of Hope
Gabriela Baerlocher, MD – University of Bern
13 sites in the U.S., Germany & Switzerland

# phase 2 ET results: hematologic response
# rapid and sustained normalization of platelet counts

- **Compelling clinical activity**
  - **100% (14/14) hematologic response rate**
  - **complete response (CR) in 13 of 14 patients (92.9%)**
  - median time to CR = 6.1 weeks (5.1 to 14.1 weeks)
  - partial response (PR) in 1 of 14 patients (7.1%)
- **Durable response**
  - 13/14 patients remain on therapy
  - 6 patients for more than 1 year
  - median time on therapy 8 months
- **Convenient dosing**
  - frequency reduced during maintenance in 11/13 patients (85%)
  - 5 patients (38.5%) achieved every 6 week dosing

| Hematologic response criteria* | |
|---|---|
| CR | Normalization of platelets (≤400 x $10^3/\mu L$) maintained for at least 4 consecutive weeks, in the absence of thromboembolic events |
| PR | Platelets ≤600 x $10^3/\mu L$ or a 50% reduction in platelets maintained for at least 4 consecutive weeks, in the absence of thromboembolic events |

*European LeukemiaNet Response Criteria; adapted from Barosi et al., Blood 2009

# molecular responses in ET study suggest selective **disease-modifying** activity against the malignant clone in the bone marrow

## Molecular Response



JAK2 V617F % Allelic Burden
55
50
45
40
35
30
25
20
15
10
5
0
0
3
6
9
12
15
18
Month

- allele burden decreased over time in all patients with JAK2 V617F mutation (n=7)
  - 86% (6/7) achieved a molecular response (PR)
  - 60 to 90% reduction in JAK2 V617F in patients with PR

| Molecular response criteria* | |
|---|---|
| PR | 1. reduction of ≥50% from baseline value in patients with <50% mutant allele burden at baseline; *or*<br>2. reduction of ≥25% from baseline value in patients with >50% mutant allele burden at baseline |

*European LeukemiaNet Response Criteria; adapted from Barosi et al., Blood 2009

# phase 2 ET results: case report hydroxyurea resistant patient achieved hematologic CR and molecular PR

## Baseline patient characteristics:

- ET with JAK2 V617F mutation
- Resistant to prior hydroxyurea
- Platelet count of 860x10³/µl

## Imetelstat treatment:

- Hematologic CR achieved in month 4
- Molecular PR
  - maximum reduction in JAK2 V617F allele burden 72.2%
- Dosing frequency reduced and response maintained
  - weekly induction therapy
  - every other week by month 3
  - every three weeks by month 10
- Patient remains on study over 1 year



JAK2 V617F Allele Burden (%)
15
10
5
Platelets
Dosing
JAK2 V617F
900
800
700
600
500
400
300
200
100
Platelet Count × 10³/µl
1 2 3 4 5 6 7 8 9 10 12 14
Month
Missed doses due to Grade 3 neutropenia

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# clinical differentiation of imetelstat

## from currently used therapies or investigational drugs

- Hydroxyurea and anagrelide (ET):
  - reduction in platelet counts (hematologic response)
  - **do not** alter the underlying biology of the disease
  - clinical resistance or intolerance occurs in a proportion of patients
- Interferon-alpha (ET):
  - reduction in JAK2 V617F allele burden (molecular responses) in some patients (e.g., peg-IFNα: 6% CR and 13% PR reported[1])
  - utility limited by tolerability
- JAK1/JAK2 inhibitors (myelofibrosis):
  - ruxolitinib[2]: 14% of patients achieved ≥20% reduction in JAK2 V617F allele burden
  - CYT387[3]: no molecular responses reported

[1]Quintas-Cardama et al, JCO 2009;27:5418-24 - [2]Vannucchi et al, 2012 ASH Annual Meeting (Abstract #802) - [3]Pardanani et al, 2012 ASH Annual Meeting (Abstract #178)

# phase 2 ET results: safety
# imetelstat is well-tolerated

- Majority of non-hematologic adverse events (AEs) were mild-to-moderate (Grade 1-2)
  - most frequent were gastrointestinal events
- No drug-related Grade 4 non-hematological AEs
- Neutropenia was the most frequently reported hematologic abnormality
  - two patients had Grade 4 neutropenia (no cases of febrile neutropenia)
- No thromboembolic events or bleeding events associated with thrombocytopenia

# rationale for further development of imetelstat in myelofibrosis



malignant myeloid progenitor
malignant clone
megakaryocyte
overproduction
platelets (abnormal)
erythroid precursor
overproduction
red blood cells (abnormal)
multiple myeloid precursors
cytokines stimulate
collagen and reticulin fibers (fibrosis)
blasts (immature cells)

**Rationale:**

- Compelling activity in ET
  - same spectrum of diseases with common features
  - ET often evolves into MF
- Unmet need
  - debilitating symptoms (anemia, fever, night sweats, pruritis, splenomegaly)
  - JAK1/JAK2 inhibitors lead to symptom improvement but 40-50% of patients are ineligible, intolerant or refractory
  - survival for higher risk disease is short
  - no disease-modifying drug therapy
- Established regulatory path
  - through approval of ruxolitinib
- Commercial opportunity
  - ruxolitinib only approved therapy
  - imetelstat provides novel mechanism of action

# myelofibrosis IST
## initiated at the Mayo Clinic (Dr. Ayalew Tefferi)

### Patients:
- primary or secondary (post-PV or post-ET) MF
  - high risk or intermediate-2 (by DIPSS_plus)
  - single agent imetelstat; prior therapy with JAK2 inhibitors allowed

### Endpoints:
- 1° endpoint: overall response rate
  - International Working Group for Myelofibrosis Research and Treatment (IWG-MRT) consensus criteria
- 2° endpoints: reduction of spleen size, transfusion independence, safety and tolerability

### Further information:
- ClinicalTrials.gov (NCT01731951)

### Data:
- to inform Geron-sponsored clinical trial



# opportunity for imetelstat treatment of solid tumors with short telomeres

telomere length varies between tumor types and among patients within tumor types

tumors with short telomeres should be highly telomerase-dependent and therefore highly responsive to telomerase inhibition

[1]In vitro effects of imetelstat on proliferation of NSCLC cell lines with short and long telomeres


Calu-3
Telomere Length:
~1.5 Kb
Total population doublings
Days of imetelstat treatment
Calu-3
Calu-3
1uM Imetelstat
short telomeres
highly responsive to telomerase inhibition


H228
Telomere Length:
~7.7 Kb
Total population doublings
Days of imetelstat treatment
H2882
H2882
1uM Imetelstat
long telomeres
less responsive to telomerase inhibition

[1]Presented at 2010 AACR Annual Meeting: Abstract #3577 (Jerry Shay)

# phase 2 randomized NSCLC study designed to evaluate outcomes by tumor telomere length


Randomize pts (2:1)
Imetelstat + Observation
Observation Only
1 ° Efficacy: PFS
*Exploratory analysis:*
Pre-specified Sub-Group Analysis of Treatment Effect by Tumor Telomere Length

Co-Principal Investigators
Joan Schiller, MD – UT Southwestern Medical Center
Martin Reck, MD – Hospital Großhansdorf, Germany
33 sites in the U.S., Canada & Germany

# clinically meaningful increase in PFS of patient sub-group with short tumor telomere length

from randomized phase 2 trial of imetelstat in NSCLC

overall


Control
Imetelstat
Progression-free Survival Rate
Months Since Randomization
N at risk

short telomere


Control
Imetelstat
Progression-free Survival Rate
Months Since Randomization
N at risk

medium-long telomere


Control
Imetelstat
Progression-free Survival Rate
Months Since Randomization
N at risk

| Analysis | Overall | Short Telomere Sub-Group | Medium-Long Telomere Sub-Group |
|---|---|---|---|
| N (%) | 114 | 19* (33%) | 38* (67%) |
| PFS HR (p value) | 0.78 (p=0.29) | 0.32 (p=0.042) | 0.83 (p=0.62) |

*Baseline tumor samples were collected from a total of 57 patients in the trial

# potential to select patients based on tumor telomere length

- identify patients most likely to benefit from imetelstat
- could expand opportunity beyond NSCLC into other solid tumors
- plan to define imetelstat solid tumor development strategy in 2013

- Refine telomere length diagnostic assay to enable phase 2 trial
  - enable prospective measurement of telomere length as an absolute, not relative, value
  - validate refined assay using samples from patients in NSCLC phase 2 study
- Identify solid tumor types with a significant proportion of patients with tumors that have short telomeres
  - screen tumor banks and array by telomere length
  - define criteria for short and medium-long telomeres



# imetelstat development in 2013

**hematologic malignancies**

- Data from IST in MF at Mayo Clinic
- Design and initiate Geron-sponsored clinical trial in MF
- Consider pilot studies (ISTs) in other hematologic myeloid malignancies, including AML

**solid tumors with short telomeres**

- Refine telomere length assay for prospective measurement
- Identify other tumors with short/variable telomeres
- Consider new NSCLC study with patients stratified by tumor telomere length



# Geron: a strong business position

## Asset ownership

- Imetelstat is a proprietary compound, developed by Geron
- Unique oligonucleotide chemistry platform completely owned by Geron

## Balance sheet

- >$90 million in cash and investments at December 31, 2012
- Guidance: 2013 burn of $33 million (includes $6 million non-recurring costs)

## Pipeline potential

- Discovery program using chemistry platform to address other important oncology targets

## IP portfolio

- Broad and expanding protection
- U.S. patent protection for imetelstat until at least 2026

## Partnering strategy

- Sufficient resources to independently pursue development of imetelstat in hematologic indications
- Ideal: partner for co-development and ex-US commercialization

geron



For further information, please contact:
Anna Krassowska, Ph.D., Investor Relations
+1.650.566.7127 or investor@geron.com